Exhibit 99.1

MILLENNIAL MEDIA REPORTS 2013 THIRD QUARTER RESULTS

Pro Forma Combined Revenue $86.3 Million

Baltimore, Maryland - November 13, 2013 - Millennial Media, Inc. (NYSE: MM), the independent leader in mobile advertising, today reported financial results for the third quarter ended September 30, 2013.

Financial Results and Business Highlights for the Third Quarter of 2013

Revenue: For the third quarter of 2013, pro forma combined revenue increased to $86.3 million — above the high end of our guidance — from $62.0 million for the third quarter of 2012 on a comparable basis, a year over year increase of 39.2%.  For 3Q 2013 the $86.3 million pro forma combined revenue is comprised of $56.1 million from Millennial Media standalone and $30.2 million from Jumptap, and for 3Q 2012 is comprised of $47.4 million from Millennial Media and $14.6 million from Jumptap.  Jumptap results for 3Q 2013 are preliminary.

Gross Margin: For the third quarter of 2013, pro forma combined gross margin was 38.6% compared to a pro forma combined gross margin of 40.3% for the third quarter of 2012.  For 3Q 2013, Millennial Media’s standalone gross margin was 39.6% and Jumptap’s was 36.4%, and standalone gross margin for 3Q 2012 for Millennial Media was 40.9% and 38.3% for Jumptap.

Adjusted EBITDA: For the third quarter of 2013, adjusted EBITDA, a non-GAAP financial measure, was $808 thousand on a pro forma combined basis, also above our guidance, compared to adjusted EBITDA (loss) of $(548) thousand pro forma combined for the third quarter of 2012 on a comparable basis.  For 3Q 2013 the $808 thousand pro forma combined adjusted EBITDA is comprised of $220 thousand from Millennial Media standalone and $588 thousand from Jumptap.

Net Income (Loss): For the third quarter of 2013, standalone net income (loss), on a GAAP basis, was $(4.6) million, compared to net income (loss) of $(1.8) million for the third quarter of 2012.

Net Income (Loss) Per Share Attributable to Common Stockholders: For the third quarter of 2013, on a standalone GAAP basis, basic and diluted net income (loss) per share attributable to common stockholders was $(0.06), compared to basic and diluted net income (loss) per share attributable to common stockholders of $(0.02) for the third quarter of 2012.

Non-GAAP Net Income (Loss) Per Common Share: For the third quarter of 2013, standalone non-GAAP net income (loss) per common share was $0.00, compared to non-GAAP net income (loss) per common share of $0.03 for the third quarter of 2012.

Other Business Metrics: As of September 30, 2013, Millennial Media on a standalone basis reached over 500 million monthly unique users globally, including approximately 170 million monthly unique users in the United States alone. As of September 30, 2013, more than 49,000 apps were enabled by mobile app developers to operate on Millennial Media’s platform, and there were more than 480 million proprietary, anonymous user profiles developed.

“We’ve made substantial progress building and strengthening our full-stack mobile advertising platform this year.” said Paul Palmieri, Millennial Media’s President and CEO. “Through our acquisition of Jumptap, the global launch of MMX, our mobile ad exchange, and the introduction of our Omni Measurement suite, we are uniquely positioned to be the partner of choice to the world’s largest advertisers and agencies.”

“In the third quarter we generated $86 million in combined pro forma revenues driven by strong brand and international results and growth in programmatic performance revenues via the newly acquired Jumptap capabilities.  Our integration is going well and we are very enthusiastic about bringing our combined capabilities to the global mobile advertising market.”

Outlook

Based on information available as of the date of this release, Millennial Media expects total pro forma combined revenue for the fourth quarter of 2013 to be in the range of $95 million to $100 million and expects pro forma combined adjusted EBITDA to be between breakeven and $2 million in the fourth quarter.  Pro forma combined revenue and adjusted EBITDA are calculated as the sum of the expected Millennial Media and Jumptap results for the entire fourth quarter, with an adjustment for any expected intercompany revenue.  For GAAP purposes, we began to combine revenue for the fourth quarter as of November 7, 2013.

Non-GAAP Financial Measures

To supplement its consolidated financial statements, which are prepared and presented in accordance with U.S. generally accepted accounting principles (“GAAP”), Millennial Media reports adjusted EBITDA and non-GAAP net income (loss) per common share basic and diluted, which are non-GAAP financial measures.  We define adjusted EBITDA as net income (loss) before interest, income taxes, depreciation, amortization, non-cash stock-based compensation and expenses related to acquisitions, such as costs for services of lawyers, investment bankers, accountants, and other third parties, and accrual of retention payments that represent contingent compensation to be recognized as expense over a requisite service period.  The outlook we provided above for expected adjusted EBITDA for the fourth quarter of 2013 also excludes expected acquisition-related severance costs and retention bonuses.  We define non-GAAP net income (loss) per common share as adjusted EBITDA divided by diluted weighted average common shares outstanding.  The Company uses these non-GAAP financial measures for financial and operational decision making and as a means to evaluate period-to-period comparisons.  The Company believes that these measures provide useful information about operating results, enhances the overall understanding of past financial performance and future prospects, and allows for greater transparency with respect to key metrics used by management in its financial and operational decision making.  Non-GAAP financial measures should be considered in addition to results and guidance prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results.  The non-GAAP financial measures included in this press release have been reconciled to the nearest GAAP measure in the tables following the financial statements attached to this press release.

Third Quarter 2013 Financial Results Conference Call: Millennial Media will host a conference call today at 5:00 p.m. ET to discuss its third quarter 2013 financial results, developments in its business, and the Company’s expectations for the fourth quarter 2013.  A live webcast of the event will be available on the Investor Relations page of the Millennial Media website at http://investors.millennialmedia.com. A live domestic dial-in is available at 866-700-6293 (U.S.) or 617-213-8835 (international) using passcode 88255794.  If you are unable to listen to the live conference call, a replay will be available through November 20, 2013, and can be accessed by dialing 888-286-8010 (U.S.) or 617-801-6888 (international) using passcode 15389664. An archived version of the webcast will also be available at http://investors.millennialmedia.com.

About Millennial Media

Millennial Media is the leading independent audience platform in digital advertising. The company’s mobile-first approach to audience targeting helps brands connect to consumers in powerful ways and helps developers maximize their revenue. Its robust cross-screen targeting capabilities, enabled by its unique data asset and full technology stack, deliver meaningful results for advertisers and developers.

Forward-Looking Statements

The statements in this press release that are not historical facts constitute “forward-looking statements” that involve risks and uncertainties and are made pursuant to the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include expectations regarding financial results for the fourth quarter of 2013. The achievement or success of the matters covered by such forward-looking statements involve risks, uncertainties and assumptions, and if any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make. These risks and uncertainties include, but are not limited to, risks associated with our ability to expand our developer and advertiser base, keep pace with technological and market developments and remain competitive against larger companies in our industry as well as potential new entrants into our markets, and risks regarding our recent acquisition of Jumptap, including our ability to integrate the two businesses and realize the expected benefits from the acquisition. Further information on these and other factors that could affect our results is included in our Quarterly Report on Form 10-Q that will be filed for the quarter ended September 30, 2013 and other filings we make with the Securities and Exchange Commission from time to time. These documents are available on the ‘SEC Filings’ section of the Investor Relations page of our website at http://investors.millennialmedia.com.

The statements made in this release are based on information available to us as of the date of this release, and we assume no obligation and do not intend to update these forward-looking statements, except as required by law.

###

Source: Millennial Media, Inc.

Millennial Media, Inc.
Investor Relations
Joseph Wilkinson, 443-681-6238
IR@millennialmedia.com
or
Matthew Lindberg, (203) 682-8214
press@millennialmedia.com

Millennial Media, Inc.

Consolidated Balance Sheets

(in thousands, except share and per share data)

	September 30,	December 31,
	2013	2012
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$121,200	$137,439
Accounts receivable, net of allowances of $3,487 and $2,673 as of September 30, 2013 and December 31, 2012, respectively	58,521	59,179
Prepaid expenses and other current assets	3,502	1,966
Total current assets	183,223	198,584

Long-term assets:
Property and equipment, net	8,199	6,850
Goodwill	11,124	1,348
Intangible assets, net	2,660	913
Other assets	1,060	754
Total long-term assets	23,043	9,865
Total assets	$206,266	$208,449

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable and accrued expenses	$6,616	$3,788
Accrued cost of revenue	33,848	34,430
Accrued payroll and payroll related expenses	5,151	6,038
Deferred revenue	486	169
Total current liabilities	46,101	44,425

Other long-term liabilities	275	243
Total liabilities	46,376	44,668

Stockholders’ equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized, no shares issued and outstanding as of September 30, 2013 and December 31, 2012	—	—
Common stock, $0.001 par value, 250,000,000 shares authorized, 81,445,671 and 79,182,913 shares issued and outstanding as of September 30, 2013 and December 31, 2012, respectively	81	79
Additional paid-in capital	221,432	213,823
Accumulated other comprehensive loss	(170)	(78)
Accumulated deficit	(61,453)	(50,043)
Total stockholders’ equity	159,890	163,781
Total liabilities and stockholders’ equity	$206,266	$208,449

Millennial Media, Inc.

Unaudited Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012

Revenue	$56,061	$47,366	$162,508	$119,707
Cost of revenue	33,860	28,005	95,559	71,683
Gross profit	22,201	19,361	66,949	48,024
Operating expenses:
Sales and marketing	8,626	5,922	25,119	16,561
Technology and development	3,939	4,667	12,203	10,084
General and administrative	14,232	10,491	40,970	28,428
Total operating expenses	26,797	21,080	78,292	55,073
Loss from operations	(4,596)	(1,719)	(11,343)	(7,049)
Other income (expense)
Interest expense, net	(15)	(14)	(36)	(52)
Other expense	—	—	—	(834)
Total other income (expense)	(15)	(14)	(36)	(886)
Loss before income taxes	(4,611)	(1,733)	(11,379)	(7,935)
Income tax benefit (expense)	6	(36)	(31)	(46)
Net loss	(4,605)	(1,769)	(11,410)	(7,981)
Accretion of dividends on redeemable convertible preferred stock	—	—	—	(1,328)
Net loss attributable to common stockholders	$(4,605)	$(1,769)	$(11,410)	$(9,309)

Net loss per share:
Basic and diluted	$(0.06)	$(0.02)	$(0.14)	$(0.17)

Weighted average common shares outstanding:
Basic and diluted	81,277	75,499	79,924	55,146

Stock-based compensation expense included above:
Sales and marketing	$177	$286	$622	$410
Technology and development	176	2,037	1,503	2,889
General and administrative	1,284	903	4,674	1,974

Millennial Media, Inc.

Reconciliation of GAAP net loss to non-GAAP Adjusted EBITDA

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
	(in thousands)		(in thousands)
Net loss	$(4,605)	$(1,769)	$(11,410)	$(7,981)
Adjustments:
Interest expense, net	15	14	36	52
Income tax (benefit) expense	(6)	36	31	46
Depreciation and amortization expense	1,142	631	3,144	1,593
Acquisition-related costs	1,787	—	2,268	—
Deferred compensation	250	—	500	—
Stock-based compensation expense	1,637	3,226	6,799	5,273
Total net adjustments	4,825	3,907	12,778	6,964
Adjusted EBITDA	$220	$2,138	$1,368	$(1,017)

Reconciliation of GAAP net loss per share to diluted non-GAAP net income (loss) per share

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Net loss per share	$(0.06)	$(0.02)	$(0.14)	$(0.17)
Adjustments:
Accretion of dividends on preferred	—	—	—	0.02
Interest expense, net	0.00	0.00	0.00	0.00
Income tax benefit (expense)	(0.00)	0.00	0.00	0.00
Depreciation and amortization expense	0.02	0.01	0.04	0.03
Acquisition-related costs	0.02	—	0.03	—
Deferred compensation	0.00	—	0.01	—
Stock-based compensation expense	0.02	0.04	0.08	0.10
Total net adjustments	0.06	0.05	0.16	0.15
Diluted non-GAAP net income (loss) per share	$0.00	$0.03	0.02	$(0.02)
Diluted weighted average common shares outstanding	83,526	82,173	83,346	55,146

	Preliminary and Unaudited Pro Forma Combined Statement of Operations
	(in millions)			(in millions)
	Three Months Ended September 30, 2013			Three Months Ended September 30, 2012
	Millennial Media	Jumptap	Combined	Millennial Media	Jumptap	Combined

Revenue	$56.06	$30.47	$86.53	$47.37	$14.66	$62.02
Intercompany revenue	—	—	(0.21)	—	—	—
Net revenue	56.06	30.47	86.32	47.37	14.66	62.02
Cost of revenue	33.86	19.38	53.24	28.01	9.04	37.05
Intercompany cost of revenue	—	—	(0.21)	—	—	—
Net cost of revenue	33.86	19.38	53.03	28.01	9.04	37.05
Gross profit	22.20	11.09	33.29	19.36	5.62	24.98
Operating expenses:
Sales and marketing	8.63	5.34	13.97	5.92	3.75	9.67
Technology and development	3.94	4.13	8.06	4.67	3.16	7.83
General and administrative	14.23	2.87	17.10	10.49	1.64	12.13
Total operating expenses	26.80	12.34	39.13	21.08	8.56	29.64
Loss from operations	(4.60)	(1.25)	(5.84)	(1.72)	(2.94)	(4.66)
Interest and other expense
Interest expense	(0.01)	(0.22)	(0.24)	(0.01)	(0.21)	(0.23)
Other expense	—	(0.14)	(0.14)	—	0.03	0.03
Total interest and other expense	(0.01)	(0.37)	(0.38)	(0.01)	(0.18)	(0.19)
Loss before income taxes	(4.61)	(1.61)	(6.22)	(1.73)	(3.12)	(4.85)
Income tax benefit (expense)	0.01	—	0.01	(0.04)	—	(0.04)
Net loss	(4.60)	(1.61)	(6.22)	(1.77)	(3.12)	(4.89)
Accretion of dividends on redeemable convertible preferred stock	—	—	—	—	—	—
Net loss attributable to common stockholders	$(4.60)	$(1.61)	$(6.22)	$(1.77)	$(3.12)	$(4.89)

AEBITDA
Net Loss	$(4.60)	$(1.61)	$(6.22)	$(1.77)	$(3.12)	$(4.89)
Adjustments:
Interest expense, net	0.02	0.22	0.24	0.01	0.21	0.23
Income tax (benefit) expense	(0.01)	—	(0.01)	0.04	—	0.04
Depreciation and amortization expense	1.14	0.51	1.65	0.63	0.13	0.76
Acquisition-related costs	1.79	1.11	2.89	—	—	—
Deferred compensation	0.25	—	0.25	—	—	—
Stock-based compensation expense	1.64	0.22	1.86	3.23	0.12	3.35
Jumptap warrant and derivative expense (income)	—	0.14	0.14	—	(0.03)	(0.03)
Total net adjustments:	4.83	2.20	7.03	3.91	0.43	4.34
Adjusted EBITDA	$0.22	$0.59	$0.81	$2.14	$(2.69)	$(0.55)

Amounts in the tables above have been rounded and therefore may not sum.

	Preliminary and Unaudited Pro Forma Combined Statement of Operations
	(in millions)			(in millions)
	Nine Months Ended September 30, 2013			Nine Months Ended September 30, 2012
	Millennial Media	Jumptap	Combined	Millennial Media	Jumptap	Combined

Revenue	$162.51	$69.96	$232.47	$119.71	$45.75	$165.45
Intercompany revenue	—	—	(0.21)	—	—	—
Net revenue	162.51	69.96	232.26	119.71	45.75	165.45
Cost of revenue	95.56	43.95	139.51	71.68	28.12	99.80
Intercompany cost of revenue	—	—	(0.21)	—	—	—
Net cost of revenue	95.56	43.95	139.39	71.68	28.12	99.80
Gross profit	66.95	26.01	92.96	48.02	17.63	65.65
Operating expenses:
Sales and marketing	25.12	15.82	40.94	16.56	12.31	28.87
Technology and development	12.20	12.32	24.52	10.08	9.73	19.81
General and administrative	40.97	6.41	47.38	28.43	4.40	32.83
Total operating expenses	78.29	34.54	112.84	55.07	26.44	81.52
Loss from operations	(11.34)	(8.53)	(19.87)	(7.05)	(8.82)	(15.87)
Interest and other expense
Interest expense	(0.04)	(0.63)	(0.66)	(0.05)	(0.59)	(0.64)
Other expense	—	(0.04)	(0.04)	(0.83)	0.19	(0.65)
Total interest and other expense	(0.04)	(0.66)	(0.70)	(0.89)	(0.40)	(1.29)
Loss before income taxes	(11.38)	(9.19)	(20.57)	(7.94)	(9.22)	(17.15)
Income tax benefit (expense)	(0.03)	—	(0.03)	(0.05)	—	(0.05)
Net loss	(11.41)	(9.19)	(20.60)	(7.98)	(9.22)	(17.20)
Accretion of dividends on redeemable convertible preferred stock	—	—	—	(1.33)	—	(1.33)
Net loss attributable to common stockholders	$(11.41)	$(9.19)	$(20.60)	$(9.31)	$(9.22)	$(18.53)

AEBITDA
Net Loss	$(11.41)	$(9.19)	$(20.60)	$(7.98)	$(9.22)	$(17.20)
Adjustments:
Interest expense, net	0.04	0.63	0.67	0.05	0.59	0.64
Income tax (benefit) expense	0.03	—	0.03	0.05	—	0.05
Depreciation and amortization expense	3.14	1.21	4.35	1.59	0.36	1.95
Acquisition-related costs	2.27	1.11	3.37	—	—	—
Deferred compensation	0.50	—	0.50	—	—	—
Stock-based compensation expense	6.80	0.45	7.25	5.27	0.40	5.67
Jumptap warrant and derivative expense (income)	—	0.04	0.04	—	(0.19)	(0.19)
Total net adjustments:	12.78	3.43	16.21	6.96	1.15	8.12
Adjusted EBITDA	$1.37	$(5.77)	$(4.40)	$(1.02)	$(8.06)	$(9.08)

Amounts in the tables above have been rounded and therefore may not sum.

	Pro Forma Combined Statement of Operations
	(in millions)
	Twelve Months Ended December 31, 2012
	Millennial Media	Jumptap	Combined

Revenue	$177.67	$63.63	$241.30
Intercompany revenue	—	—	—
Net revenue	177.67	63.63	241.30
Cost of revenue	105.74	39.11	144.85
Intercompany cost of revenue	—	—	—
Net cost of revenue	105.74	39.11	144.85
Gross profit	71.93	24.53	96.45
Operating expenses:
Sales and marketing	23.82	17.21	41.03
Technology and development	13.62	12.95	26.57
General and administrative	38.95	6.91	45.86
Total operating expenses	76.39	37.07	113.46
Loss from operations	(4.46)	(12.55)	(17.01)
Interest and other expense
Interest expense	(0.06)	(0.84)	(0.90)
Other expense	(0.83)	0.34	(0.49)
Total interest and other expense	(0.90)	(0.50)	(1.40)
Loss before income taxes	(5.36)	(13.04)	(18.41)
Income tax benefit (expense)	(0.07)	—	(0.07)
Net loss	(5.43)	(13.04)	(18.48)
Accretion of dividends on redeemable convertible preferred stock	(1.33)	—	(1.33)
Net loss attributable to common stockholders	$(6.76)	$(13.04)	$(19.80)

AEBITDA
Net Loss	$(5.43)	$(13.04)	$(18.48)
Adjustments:
Interest expense, net	0.06	0.84	0.90
Income tax (benefit) expense	0.07	—	0.07
Depreciation and amortization expense	2.37	0.60	2.96
Acquisition-related costs	—	—	—
Deferred compensation	—	—	—
Stock-based compensation expense	7.47	0.53	8.00
Jumptap warrant and derivative expense (income)	—	(0.34)	(0.34)
Total net adjustments:	9.97	1.62	11.59
Adjusted EBITDA	$4.54	$(11.43)	$(6.88)

Amounts in the tables above have been rounded and therefore may not sum.